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LINCOLN NATIONAL
MANAGED FUND, INC.


DESCRIPTION OF THE FUND

The Managed Fund (fund) was incorporated in Maryland in 1983. It is an open-end diversified management investment company whose investment objective is maximum long-term total return (capital gains plus income) consistent with prudent investment strategy. The fund pursues its objective by investing in a portfolio of stocks, bonds, money market instruments and securities convertible into common stock. The fund's investment objective and policies are fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the fund. See General information in the Appendix. There is no assurance that the objective of the fund will be achieved.

A principal risk in this kind of investing involves the allocation of assets among the various sectors. Adverse market fluctuations could result if asset allocation decisions by the fund's investment advisor (the advisor) are inappropriately timed. Additionally, there are risks associated with the different investment sectors (i.e., money market, bond market and stock market), which the fund attempts to minimize by maintaining some balance among these various sectors. The advisor commits the fund's assets to securities in the various sectors based on periodic reassessment of the opportunities in the different areas. See Investment policies and techniques.

PORTFOLIO MANAGERS
Jay Yentis, Second Vice-President, Lincoln Investment, the advisor to the fund, is the manager of the fund's asset allocation strategy. Yentis, a Chartered Financial Analyst, has managed this fund since January, 1993. Yentis joined Lincoln National in 1985. He has over 20 years of experience in economic and financial forecasting.

T. Scott Wittman, President, Vantage Global Advisors, Inc., the sub-advisor to the fund, is the portfolio manager of the fund's equity portfolio. Vantage is a wholly owned subsidiary of Lincoln National Corp., a publicly held insurance holding company organized under Indiana law. Wittman, a Chartered Financial Analyst, has managed this segment of the fund since October, 1993. He has been with Vantage since February, 1991; before that he was managing director at TSA Capital Management. Wittman specializes in quantitative investment analysis.

Timothy J. Policinski, Second Vice-President, Lincoln Investment, the advisor to the fund, has been the portfolio manager for the fund's fixed income portfolio since January 1995. Policinski has been with Lincoln National since 1978. He has been with Lincoln Investment since 1991. He holds a Masters degree in business administration from Indiana University.

Effective January 1, 1998, Tim Policinski is no longer manager for the fixed income segment of the fund.

The portfolio manager for the fund is David C. Fischer, Vice President, Lincoln Investment, the advisor to the fund. Mr. Fischer is assuming responsibility for the fixed income segment of the fund on January 1, 1998. He has been a fixed income portfolio generalist for Lincoln Investment since 1993. From 1988-1993, he led Lincoln Investments mortgage-backed and asset-backed trading and portfolio management functions. Mr. Fischer holds a Master's Degree in finance from Indiana University. He is a Chartered Financial Analyst and Certified Public Accountant.

Effective October 1, 1997, Cozey W. Baker, Jr., is no longer managing the short-term investment segment of the fund.

Jil Schoeff Lindholm, Short-Term Investment Manager for Lincoln Investment, the advisor of the fund is assuming responsibility for the short-term investments segment of the fund's portfolio on October 1, 1997. She has been a Short-Term Investment Manager with Lincoln Investment since February 1995. She was a GIC Sales Executive for Lincoln Life from March, 1992 through February, 1995. Ms. Lindholm holds a Master's Degree in business administration from Indiana University.

INVESTMENT POLICIES AND TECHNIQUES

The fund will invest in the following investment sectors:

1. Money market instruments and other debt securities with maturities generally not exceeding one year including:

A. Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some of these obligations are guaranteed by the U.S. Government and some are not. See

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     U.S. Government Obligations in the SAI Appendix;

B. Obligations (including certificates of deposit, bankers' acceptances and time deposits) of any U.S. bank or other U.S. financial institution that is a member of the Federal Reserve System, the Federal Deposit Insurance Corp. (FDIC) or the Federal Savings and Loan Insurance Corp. (FSLIC) [including obligations of foreign branches of these members] and of any U.S branch of a foreign bank. These U.S. institutions or foreign banks with U.S. branches are required to have total assets (as most recently reported) of not less than $1 billion or the foreign currency equivalent. Under current FDIC and FSLIC regulations, $100,000 is the maximum insurance payable as to any one domestic certificate of deposit; therefore, certificates of deposit purchased by the fund will not generally be fully insured; and/or

C. Commercial paper and other corporate obligations of U.S. corporations which either: (1) have an outstanding senior long-term debt issue rated in the top four credit rating categories by Moody's Investors Service or by Standard & Poor's Corp. or (2) do not have rated long-term debt outstanding but have commercial paper rated in the top two credit rating categories by Moody's Investors Service or by Standard and Poor's Corp. See Bond and commercial paper ratings in the SAI Appendix.

2. Bond and other debt securities with maturities generally exceeding one year, including:

A. Straight debt securities (other than municipal securities) which are rated, at the time of purchase, in the top four categories by Moody's Investors Service or by Standard and Poor's Corp. See Bond and commercial paper ratings in the SAI Appendix;

B. Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or marketable U.S. dollar denominated securities (payable in U.S. dollars) of, or guaranteed by, foreign governments or any instrumentality or political subdivision of them. See U.S. Government obligations in the SAI Appendix; and/or

C. Straight debt securities not described in 2.A., provided such debt securities do not exceed 15% of the fund's total assets at time of purchase (for example, securities not rated, by major agencies; private placements; mortgage backed securities or mortgage participation pools; high quality dollar denominated debt securities of foreign corporations; securities which are rated, at time of purchase, below the top four credit rating categories by Moody's Investors Service or by Standard and Poor's Corp.). See Bond and commercial paper ratings in the SAI Appendix.

Normally, the current value of debt securities varies inversely with changes in prevailing interest rates. If interest rates increase after a security is purchased, the value of the security will normally decrease. Conversely, should prevailing interest rates decrease after a security is purchased, the market price for that security will normally increase. Also, there is generally a greater credit and market risk associated with higher-yielding, lower-grade debt securities than there is with lower-yielding, higher-grade securities.

3. Common stock and other equity securities such as preferred stock and debt securities with conversion privileges or warrants.

The fund will continuously adjust the mix of investments among the three investment sectors to control the level of risk during changing economic conditions and market outlooks and to take advantage of perceived variations in return potential produced by those environmental changes. While the fund may change its exposure to various markets over the course of the investment cycle, the securities purchased will be primarily for investment rather than for short-term trading profits. However, short-term profits or losses may be realized at times if the longer-term objectives of the fund are best served by those transactions. No more than 75% of the fund's assets may be invested in either the common stock sector or the bond sector. Up to 100% of the fund's assets may be invested in the money market sector; however, it is expected that the fund will have some exposure to the three investment sectors at all times.

The fund does give some portfolio emphasis to securities in the fourth credit rating category. (See paragraph 2.A.) Generally speaking, these instruments are regarded as medium-grade instruments, and as such may bear a greater element of risk than those rated in the top three categories. That risk can involve increased market price volatility stemming from the sensitivity of interest rates, concerns over creditworthiness and availability of quotations on the secondary market. These bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened ability of the issuer of such bonds to make principal and interest payments than is the case with higher-grade bonds. It is anticipated that, on average, no more than 20% of the fund's assets devoted to this sector will be invested in securities in this category at any one time; however, there may be times when prudent investment strategy dictates a higher or lower percentage.

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FOREIGN INVESTMENTS
Investments in securities issued by foreign issuers involve certain risks which are not associated with investment in U.S. securities. The fund has the authority to invest in foreign securities, within the limits set forth elsewhere in this Prospectus. Eurodollar deposits in foreign branches of U.S. banks are similar to domestic deposits, but are not covered by FDIC insurance and may be influenced by future political and economic developments and governmental restrictions (for example, restrictions on the flow of capital between Europe and the United States). Refer to Foreign investments in the Appendix for a discussion of the various risks inherent in foreign investing.

PORTFOLIO TURNOVER
The fund is not restricted in policy with regard to portfolio turnover. (For example, a rate of portfolio turnover of 100% would occur if all of the fund's portfolio were replaced in a period of one year.) During 1996 the fund's portfolio turnover was 108.86% and in 1995 it was 112.52%.

INVESTMENT RESTRICTIONS

The investment restrictions that follow have been adopted by the fund as fundamental policies. See General information in the Appendix. For purposes of the following restrictions: (1) all percentage limitations apply immediately after the making of an investment; and (2) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

The fund may not:

1. Invest in the securities of a single issuer, unless the following conditions are met: At least 75% of the value of the fund's total assets must be represented by: (a) U.S. Government obligations, cash and cash items, (b) securities of other investment companies, and (c) securities of issuers as to each of which, at the time the investment was made, the fund's investment in the issuer did not exceed 5% of the fund's total assets. (With respect to the remaining 25% of the fund's total assets, the fund does not anticipate that any more than 15% of the fund's total assets would be invested in the securities of a single issuer at any time, other than those of the U.S. Government, its agencies and instrumentalities.);

2. Borrow money, except for temporary or emergency purposes and not exceeding 5% (taken at the lower cost or current value) of its total assets (not including the amounts borrowed); and/or

3. Invest more than 5% of its total assets in securities of issuers which (together with predecessors) have been in operation for less than three years. This restriction shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

4. Hold more than 10% of the outstanding voting securities of any one issuer.

Additional investment restrictions can be found in the SAI.

STRATEGIC PORTFOLIO TRANSACTIONS

Each portfolio manager for the fund has considerable discretion in the selection of appropriate fund investments. In the exercise of that discretion, the portfolio manager may, at any given time, invest a portion of the fund's assets in one or more strategic portfolio transactions which we define as derivative transactions and cash enhancement transactions.

For your convenience, in the Appendix, we have included a basic discussion of these special financial arrangement transactions and some of the risks associated with them. Note also that the SAI booklet for the 11 funds contains definitions of the more commonly used derivative transactions, technical explanations of how these transactions will be used and the limits on their use. You should consult your financial counselor if you have specific questions.

THE MANAGED FUND IS AUTHORIZED:
a) for derivative transactions, to: write put and covered call options and buy put options for stock and stock indices and buy and sell options to close out positions previously entered into (The aggregate cost of premiums for all outstanding options shall not exceed 30% of the fund's total assets, although the ultimate loss to the fund from options could be substantially greater than 30%.); buy and sell financial futures contracts; put and call options on those contracts. (For certain limited purposes the fund may also buy financial futures contracts on an unleveraged basis and not as an anticipatory hedge. See the SAI.) Amounts committed to margin and paid for option premiums on futures contracts may not exceed 5% of assets.

b) for cash enhancement transactions, to: lend portfolio securities, if such loans of securities do not exceed 15% of the funds total assets at any one time, and engage in repurchase transactions. Collateral will be continually maintained at no less than 102% of the value of the loaned securities or of the repurchase price, as applicable.
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